UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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National Semiconductor Corporation
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C 1234567890 C O Y MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 www.envisionreports.com/nsm Step 1: Go to www.envisionreports.com/nsm to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. 1234 5678 9012 345 Stockholders Meeting Notice 017GJF IMPORTANT ANNUAL STOCKHOLDERS MEETING INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on September 24, 2010 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Stockholders Meeting of National Semiconductor Corporation are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The National Semiconductor Corporation 2010 Annual Report, Proxy Statement and other proxy materials are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 14, 2010 to facilitate timely delivery. .

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/nsm. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials National Semiconductor Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received on or before September 14, 2010. Stockholders Meeting Notice The National Semiconductor Corporation Annual Meeting of Stockholders will be held on September 24, 2010 at National Semiconductor Corporation, Building E, 2900 Semiconductor Drive, Santa Clara, California 95052 at 10:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all the nominees listed and FOR proposal 2: 1. Election of the following nine Directors: William J. Amelio, Steven R. Appleton, Gary P. Arnold, Richard J. Danzig, Robert J. Frankenberg, Donald Macleod, Edward R. McCracken, Roderick C. McGeary and William E. Mitchell. 2. To ratify the appointment of KPMG LLP as the independent auditors of the Company. The record date for the meeting is the close of business on July 30, 2010 and only holders of common stock on that date will be entitled to vote at the meeting or at any adjournment of the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. Only stockholders of record on July 30, 2010 and invited guests may attend the meeting. If you own shares directly and are listed as a stockholder of record on July 30, 2010, you will be admitted to the meeting with proof of identification. 017GJF